UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549



                                   FORM 8-K/A
                                (Amendment No.1)


                                 CURRENT REPORT

     Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934



Date of Report (Date of Earliest Event Reported):               August 31, 1998



                       TAKE-TWO INTERACTIVE SOFTWARE, INC.
             (Exact name of registrant as specified in its charter)



          Delaware                     0-29230                  51-0350842
(State or other jurisdiction         (Commission             (I.R.S. Employer
     of incorporation)               File Number)            Identification No.)




            575 Broadway, New York, NY                           10012
       (Address of principal executive offices)                (Zip Code)


Registrant's telephone number, including area code           (212) 941-2988


                                 Not Applicable
           Former name or former address, if changed since last report

                   Item 7. Financial Statements and Exhibits.

     The following financial statements and pro forma financial information omitted from Form 8-K for the event dated August 31, 1998, in reliance upon instruction 7(a) (4) and 7(b) (2) of Form 8-K, are filed herewith.

     (a)  Financial Statements of the Business Acquired.

     1.   Financial Statements of Jack of All Games, Inc.

          Independent Auditor's Report
          Balance Sheets as of December 31, 1997 and 1996
          Statements of Income for the years ended December 31, 1997 and 1996 Statements of Retained Earnings for the years ended December 31, 1997 and 1996
          Statements  of Cash Flows for the years  ended  December  31, 1997 and
               1996
          Notes to Financial Statements


     (b)  Pro Forma Financial Information.

          Unaudited Pro Forma Consolidated Financial Statements for Take-Two Interactive Software, Inc. and Subsidiaries

          Unaudited Pro Forma  Consolidated  Financial  Information for the year ended October 31, 1996
          Notes to Unaudited Pro Forma Consolidated Financial Statements for the
               year ended October 31, 1996
          Unaudited Pro Forma  Consolidated  Financial  Information for the year ended October 31, 1997
          Notes to Unaudited Pro Forma Consolidated Financial Statements for the
               year ended October 31, 1997
          Unaudited Pro Forma Consolidated  Financial  Information as of and for
               the nine months ended July 31, 1998
          Notes to Unaudited Pro Forma Consolidated Balance Sheet as of July 31,
               1998
          Notes to Unaudited Pro Forma Consolidated Statement of Operations for the nine months ended July 31, 1998

     (c)  Exhibits.

     Reference is made to the Exhibits previously filed with the Securities and Exchange Commission as Exhibits to the Company's Report on Form 8-K for the event dated August 31, 1998.

                          INDEPENDENT AUDITOR'S REPORT


To the Board of Directors and
Stockholders of Jack of All Games, Inc.
(An S Corporation)
Cincinnati, Ohio

We have audited the accompanying balance sheets of Jack of All Games, Inc. (An S Corporation) as of December 31, 1997 and 1996, and the related statements of income, retained earnings, and cash flows for the years then ended. These financial statements are the responsibility of the Company's management. Our responsibility is to express an opinion on these financial statements based on our audits.

We conducted our audits in accordance with generally accepted auditing standards. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements referred to in the first paragraph present fairly, in all material respects, the financial position of Jack of All Games, Inc. (An S Corporation) as of December 31, 1997 and 1996, and the results of its operations and its cash flows for the years then ended in conformity with generally accepted accounting principles.


                                             Aronowitz, Chaiken & Hardesty, LLP

Cincinnati, Ohio
February 26, 1998

====================================================================================================================================
                                                       JACK OF ALL GAMES, INC.
                                                         (AN S CORPORATION)

                                                           BALANCE SHEETS


------------------------------------------------------------------------------------------------------------------------------------
As of December 31,                                                                                       1997                  1996
------------------------------------------------------------------------------------------------------------------------------------

ASSETS

Current Assets:

         Cash ..........................................................................              480,683                 2,617
         Cash restricted for letter of credit ..........................................            1,089,760                  --
         Accounts Receivable - Trade (Net of allowance
                               for doubtful accounts
                               of $55,000 in 1997 and
                               $345,850 in 1996) .......................................           16,187,821             7,882,207
                             - Officers ................................................               11,425                55,300
                             - Joint venture ...........................................                 --                 497,658
         Inventory .....................................................................           11,587,362             7,063,675
         Investment in joint venture ...................................................                 --                 133,893
         Prepaid expenses ..............................................................              660,712                53,311
                                                                                                  -----------           -----------

              TOTAL CURRENT ASSETS .....................................................           30,017,763            15,688,661
                                                                                                  -----------           -----------

Property And Equipment:

         Furniture, fixtures and equipment .............................................              536,920               109,779
         Vehicles ......................................................................                4,500                 4,500
         Leasehold improvements ........................................................               19,763                 5,345
                                                                                                  -----------           -----------

                                                                                                      561,183               119,624
         Accumulated depreciation ......................................................             (182,334)              (87,801)
                                                                                                  -----------           -----------

                                                                                                      378,849                31,823
                                                                                                  -----------           -----------

Other Assets:

         Deposits ......................................................................                3,350                 3,755
         Cash value of life insurance ..................................................                2,856                 1,663
                                                                                                  -----------           -----------

                                                                                                        6,206                 5,418
                                                                                                  -----------           -----------

                                                                                                   30,402,818            15,725,902
                                                                                                  ===========           ===========


            SEE ACCOMPANYING NOTES AND INDEPENDENT AUDITOR'S REPORT

====================================================================================================================================

------------------------------------------------------------------------------------------------------------------------------------
As of December 31,                                                                                 1997                       1996
------------------------------------------------------------------------------------------------------------------------------------

LIABILITIES
Current Liabilities:

         Current portion of long-term debt ......................................                   97,433                      --
         Notes payable - Bank ...................................................                     --                   6,815,046
         Accounts payable - Trade ...............................................               11,272,049                 7,402,062
         Accrued taxes ..........................................................                  226,893                    21,345
         Accrued expenses .......................................................                  919,652                   392,734
                                                                                               -----------               -----------

              TOTAL CURRENT LIABILITIES .........................................               12,516,027                14,631,187
                                                                                               -----------               -----------

Long-Term Debt:

         Notes payable - Bank ...................................................               16,013,032                      --
         Current portion ........................................................                  (97,433)                     --
                                                                                               -----------               -----------

                                                                                                15,915,599                      --
                                                                                               -----------               -----------

              TOTAL LIABILITIES .................................................               28,431,626                14,631,187
                                                                                               -----------               -----------


STOCKHOLDERS' EQUITY

Common stock - No par value, 750 shares authorized,
     100 shares issued and outstanding ..........................................                    1,000                     1,000
Retained earnings ...............................................................                1,970,192                 1,093,715
                                                                                               -----------               -----------

              TOTAL STOCKHOLDERS' EQUITY ........................................                1,971,192                 1,094,715
                                                                                               -----------               -----------

                                                                                                30,402,818                15,725,902
                                                                                               ===========               ===========

====================================================================================================================================

                                                       JACK OF ALL GAMES, INC.
                                                         (AN S CORPORATION)

                                                        STATEMENTS OF INCOME

------------------------------------------------------------------------------------------------------------------------------------
For the years ended December 31,                                                              1997                          1996
------------------------------------------------------------------------------------------------------------------------------------

                                                                                              Amount                       Amount
                                                                                           -----------                  -----------

Sales ....................................................................                  75,318,654                   40,522,770

Cost Of Sales ............................................................                  68,287,074                   36,973,578
                                                                                           -----------                  -----------

Gross Profit .............................................................                   7,031,580                    3,549,192
                                                                                           -----------                  -----------

Expenses:

         Operating (Schedule 1) ..........................................                   3,378,696                    1,489,646
         Occupancy (Schedule 2) ..........................................                     199,647                      102,909
         Administration (Schedule 3) .....................................                   1,276,852                      896,077
                                                                                           -----------                  -----------

              TOTAL EXPENSES .............................................                   4,855,195                    2,488,632
                                                                                           -----------                  -----------

                                                                                             2,176,385                    1,060,560
                                                                                           -----------                  -----------

Other Income (Expense):

         Equity income of joint venture ..................................                        --                        133,893
         Interest and other income .......................................                      96,900                          745
         Interest expense ................................................                    (925,808)                    (202,539)
                                                                                           -----------                  -----------

              TOTAL OTHER INCOME
                  (EXPENSE) ..............................................                    (828,908)                     (67,901)
                                                                                           -----------                  -----------

Net Income For The Year ..................................................                   1,347,477                      992,659
                                                                                           ===========                  ===========


            SEE ACCOMPANYING NOTES AND INDEPENDENT AUDITOR'S REPORT

====================================================================================================================================

                                                       JACK OF ALL GAMES, INC.
                                                         (AN S CORPORATION)

                                                   STATEMENTS OF RETAINED EARNINGS

------------------------------------------------------------------------------------------------------------------------------------
For the years ended December 31,                                                           1997                             1996
------------------------------------------------------------------------------------------------------------------------------------


Balance - January 1 ................................................                      1,093,715                         923,822

Net Income For The Year ............................................                      1,347,477                         992,659

Dividends Paid .....................................................                       (471,000)                       (822,766)
                                                                                         ----------                      ----------

Balance - December 31 ..............................................                      1,970,192                       1,093,715
                                                                                         ==========                      ==========


             SEE ACCOMPANYING NOTES AND INDEPENDENT AUDITOR'S REPORT

====================================================================================================================================

                                                       JACK OF ALL GAMES, INC.
                                                         (AN S CORPORATION)

                                                      STATEMENTS OF CASH FLOWS

------------------------------------------------------------------------------------------------------------------------------------
For the years ended December 31,                                                                         1997                1996
------------------------------------------------------------------------------------------------------------------------------------

Cash Flows From Operating Activities:

         Net income for the year .............................................................         1,347,477            992,659
                                                                                                      ----------         ----------

         Adjustments to reconcile net income to net cash used in operating activities:

              Depreciation ...................................................................            97,607             36,809
              Provision for bad debts ........................................................            49,486            264,734
              Loss on disposal of equipment ..................................................               772               --
              Increase in cash value of life insurance .......................................            (1,193)            (1,015)

              (Increase) Decrease in assets:

                  Accounts receivable - Trade ................................................        (9,569,902)        (4,625,178)
                                                   - Officers ................................            43,875            (54,961)
                                                   - Joint venture ...........................           497,658           (300,060)
                  Inventory ..................................................................        (4,523,687)        (4,828,598)
                  Prepaid expenses ...........................................................           607,401            (34,347)
                  Deposits ...................................................................               405               (500)

              Increase (Decrease) in liabilities:

                  Accounts payable - Trade ...................................................         3,869,987          3,902,963
                  Accrued expenses ...........................................................           526,918            261,320
                  Accrued taxes ..............................................................           205,548                303
                                                                                                      ----------         ----------

                      TOTAL ADJUSTMENTS ......................................................        (8,195,125)        (5,378,530)
                                                                                                      ----------         ----------

                      NET CASH USED IN OPERATING
                           ACTIVITIES ........................................................        (6,847,648)        (4,385,871)
                                                                                                      ----------         ----------


            SEE ACCOMPANYING NOTES AND INDEPENDENT AUDITOR'S REPORT

====================================================================================================================================

                                                       JACK OF ALL GAMES, INC.
                                                         (AN S CORPORATION)

                                                      STATEMENTS OF CASH FLOWS

------------------------------------------------------------------------------------------------------------------------------------
For the years ended December 31,                                                                 1997                      1996
------------------------------------------------------------------------------------------------------------------------------------

Cash Flows From Investing Activities:

         Cash restricted for letter of credit ..................................               (1,089,760)                     --
         Investment in joint venture ...........................................                  133,893                  (133,893)
         Purchase of property and equipment ....................................                 (446,905)                  (21,441)
         Proceeds from the sale of equipment ...................................                    1,500                      --
                                                                                              -----------               -----------

                      NET CASH USED IN INVESTING
                           ACTIVITIES ..........................................               (1,401,272)                 (155,334)
                                                                                              -----------               -----------

Cash Flows From Financing Activities:

         Payments on short-term debt ...........................................               (6,815,046)                     --
         Proceeds from issuance of long-term debt ..............................               16,035,575                 5,203,974
         Payments on long-term debt ............................................                  (22,543)                     --
         Dividends paid ........................................................                 (471,000)                 (822,766)
                                                                                              -----------               -----------

                      NET CASH PROVIDED BY
                           FINANCING ACTIVITIES ................................                8,726,986                 4,381,208
                                                                                              -----------               -----------

Net Increase (Decrease) In Cash ................................................                  478,066                  (159,997)

Cash Balance - January 1 .......................................................                    2,617                   162,614
                                                                                              -----------               -----------

Cash Balance - December 31 .....................................................                  480,683                     2,617
                                                                                              ===========               ===========


                  SEE ACCOMPANYING INDEPENDENT AUDITOR'S REPORT

================================================================================

                             JACK OF ALL GAMES, INC.
                               (AN S CORPORATION)

                          NOTES TO FINANCIAL STATEMENTS

--------------------------------------------------------------------------------
--------------------------------------------------------------------------------

Note 1:   Company Information

          Jack of All Games, Inc. (the "Company") is a distributor of video game
          hardware  and  software,   and  specialty  toy  items,   to  customers
          throughout the United States.

Note 2:   Summary Of Significant Accounting Policies

          Basis of Accounting - The financial statements are presented using the accrual basis of accounting.

          Inventory - Inventories are stated at the lower of cost or market, using a moving average cost method.

          Federal Income Tax - The corporation and its stockholders have elected to be taxed under the provisions of Subchapter S of the Internal Revenue Code. Subchapter S provides, in general, that an electing corporation will pay no federal income tax, and that the federal taxable income and deductions of the corporation will be reported and taxed on the federal income tax returns of the stockholders. Accordingly, these financial statements include no provision for federal income tax.

          Management Estimates - The preparation of financial statements in conformity with generally accepted accounting principles requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of revenues and expenses during the reporting period. Actual results could differ from those estimates.

          Property and Equipment - Property and equipment are recorded at cost and are depreciated on a straight line and accelerated basis over their estimated useful lives.

          Cash Flows - For the purposes of reporting cash flows, cash includes cash on hand and short-term highly liquid investments readily convertible to a known amount of cash within an original maturity of three months or less.


                 SEE ACCOMPANYING INDEPENDENT AUDITOR'S REPORT

================================================================================

                             JACK OF ALL GAMES, INC.

                               (AN S CORPORATION)

                          NOTES TO FINANCIAL STATEMENTS

--------------------------------------------------------------------------------
--------------------------------------------------------------------------------

Note 3:  Concentration Of Credit Risk

         The Company had $2,373,394 and $513,740 held in financial institutions in excess of federally insured limits at December 31, 1997 and 1996, respectively, based on the bank balances before outstanding checks.

         Purchases of inventory from three vendors accounted for 52% of total purchases for the year ended December 31, 1997, and two vendors accounted for 40% of total purchases for the year ended December 31, 1996. Sales to two customers accounted for 26% of total revenue for the year ended December 31, 1997.

Note 4:  Depreciation And Amortization

         Major classes of property and equipment, estimated useful lives and accumulated depreciation are as follows:

                                          Estimated
                                         Useful Lives   Accumulated Depreciation
                                         ------------   ------------------------
                                                           1997          1996
                                                        ---------       -------
Furniture, fixtures and equipment          5 years        165,832        82,409
Displays and signs                         5 years         13,045            --
Vehicles                                   5 years          3,204         2,341
Leasehold  improvements                  2-4 years            253         3,051
                                                         --------      --------
                                                          182,334        87,801
                                                         --------      --------

         Depreciation expense was $97,607 and $36,809 for the years ended December 31, 1997 and 1996, respectively.

Note 5:  Short-Term Debt

         At December 31, 1996, the Company had a line of credit with Provident Bank, with the ability to borrow to the maximum of the line which was $8,400,000. At December 31, 1996, the outstanding balance was $4,612,020. Interest was at 1.25% above the bank's prime rate. The line of credit was secured by a first lien on substantially all the assets of the Company, and the guarantees of one of the stockholders. The line of credit available to the Company was reduced by a letter of credit issued by Provident Bank with an outstanding balance of $576,932 at December 31, 1996.


                 SEE ACCOMPANYING INDEPENDENT AUDITOR'S REPORT

================================================================================

                             JACK OF ALL GAMES, INC.

                               (AN S CORPORATION)

                          NOTES TO FINANCIAL STATEMENTS

--------------------------------------------------------------------------------
--------------------------------------------------------------------------------

Note 5:  Short-Term Debt (Continued)

         The line of credit came due in 1997 and was replaced with a long-term line of credit.

         At December 31, 1996, the Company had a bank overdraft of $603,026 due to outstanding checks. This overdraft was added to the line of credit balance.

         At December 31, 1996, the Company had a promissory note with Provident Bank due January 13, 1997. The outstanding balance was $1,600,000 as of December 31, 1996. Interest was due at maturity at 1.25% above the bank's prime rate. The loan was secured by a first lien on substantially all the assets of the Company, and the guarantees of two of the stockholders.

Note 6:  Long-Term Debt

                                                                         1997         1996
                                                                      ----------   ----------
Revolving credit line - Bank, maximum line of $17,500,000,  Company must meet a formula  established  by the bank to meet the  maximum, interest  rate is 1.25% above the bank's  prime  rate,  or 9.75% at
December 31, 1997, secured by a first lien on substantially all the assets of the Company and  guarantees  of two of the  stockholders, interest payments due monthly, principal due on or before
June 1, 1999 ......................................................   13,835,575         --

Note payable - Bank, interest rate is 10.0% per annum, secured by a first lien on  substantially  all the assets of the Company and the guarantees of two of the  stockholders,  monthly payments of $9,230 from October 1, 1997 until maturity, final payment due
September 1, 1999 .................................................      177,457         --
                                                                      ----------   ----------

Balance forward ...................................................   14,013,032         --


                 SEE ACCOMPANYING INDEPENDENT AUDITOR'S REPORT

================================================================================

                             JACK OF ALL GAMES, INC.

                               (AN S CORPORATION)

                          NOTES TO FINANCIAL STATEMENTS

--------------------------------------------------------------------------------
--------------------------------------------------------------------------------

Note 6:  Long-Term Debt (Continued)

                                                                         1997         1996
                                                                      ----------   ----------

Balance forward....................................................   14,013,032         --

Note payable - Bank, interest rate is 16.50% per annum,  secured by a first lien on substantially all the assets of the Company and the guarantees  of two  of  the  stockholders,  interest  payments  due
monthly, principal due June 1, 1999................................    2,000,000         --
                                                                      ----------   ----------

Total long-term debt...............................................   16,013,032         --
                                                                      ==========   ==========

         Maturity of long-term debt for the five years ending December 31, 2002 is as follows:

                        1998                         97,433
                        1999                     15,915,599
                        2000                           --
                        2001                           --
                        2002                           --

         As security for the line of credit, the Company is required to maintain a compensating balance of $20,000 in one of its bank accounts. The amount of unused line of credit was $3,664,425 at December 31, 1997. The line of credit available to the Company was reduced by a letter of credit issued by Provident Bank with an outstanding balance of $1,634,640 at December 31, 1997.

Note 7:  Restrictive Covenants

         The bank debt is subject to certain financial covenants which must be met by the Company. The Company is in compliance with the restrictive covenants for 1997, and has obtained written waivers for noncompliance issues for 1996.


                 SEE ACCOMPANYING INDEPENDENT AUDITOR'S REPORT

================================================================================

                             JACK OF ALL GAMES, INC.

                               (AN S CORPORATION)

                          NOTES TO FINANCIAL STATEMENTS

--------------------------------------------------------------------------------
--------------------------------------------------------------------------------

Note 8:  Commitments

         The Company currently leases an office and warehouse facility with a base rent of $18,667 per month. The lease includes additional rent estimated at $1,869 per month for operating expenses. The security deposit is a $75,000 irrevocable letter of credit to be reduced by $15,000 every 12 months of the lease term. The lease term ends in 2002. The Company also leases six vehicles, office equipment and two forklifts.

         Rent expense amounted to $176,223 and $96,349 for the years ended December 31, 1997 and 1996, respectively.

         Future lease commitments are as follows:

                        1998                        287,752
                        1999                        269,289
                        2000                        242,124
                        2001                        231,178
                        2002                        149,336

         From time to time, the Company is asked to issue stand-by letters of credit and import letters of credit. The Company had an outstanding letter of credit for $1,089,760 at December 31, 1997, which was secured by the Company's savings bank account. The outstanding balance at December 31, 1997 was paid off in February, 1998.

         The Company also had outstanding letters of credit for $1,634,640 and $576,932 at December 31, 1997 and 1996, respectively, which reduced the amount available from the line of credit.

Note 9:  Related Party Transactions

         Accrued commissions and other expenses of $87,084 are due to a stockholder's father as of December 31, 1997. Accrued commissions of $12,500 was due to a stockholder's brother as of December 31, 1996.

         Accounts receivable of $497,658 was due from a joint venture in which the Company had a 55% interest as of December 31, 1996. The receivable was paid in full in January, 1997.


                 SEE ACCOMPANYING INDEPENDENT AUDITOR'S REPORT

================================================================================

                             JACK OF ALL GAMES, INC.

                               (AN S CORPORATION)

                          NOTES TO FINANCIAL STATEMENTS

--------------------------------------------------------------------------------
--------------------------------------------------------------------------------

Note 10: Officers' Life Insurance

         The Company owns life insurance policies on the officers with a face value of $5,100,000 and $2,100,000 at December 31, 1997 and 1996,
         respectively.

Note 11: Profit Sharing Plan

         The Company has a profit sharing plan with a 401(k) provision covering all employees, with certain restrictions for age and length of service. Each year the Company may contribute to the plan (1) a discretionary amount determined each year by the Company, and (2) the total amount of elective deferrals (employees' portion). Employees are considered vested on a graduated percentage and are 100 percent vested after six years of service. Employee contributions are 100% nonforfeitable. Company contributions to the plan amounted to $59,184 and $47,525 for the years ended December 31, 1997 and 1996, respectively.

Note 12: Supplemental Disclosure Of Cash Flow Information

         Cash paid during the year for:

                                                             1997         1996
                                                           -------      -------

           Interest...................................     837,155      164,028
           Income taxes...............................      10,233        5,674

Note 13: Advertising Costs

         For significant expenditures relating to advertising, the Company capitalizes advertising costs and amortizes them over a 12-month period. For recurring advertising expenditures, the Company expenses advertising costs as incurred. The Company had capitalized advertising costs of $44,655 and $0 at December 31, 1997 and 1996, respectively. Advertising expense was $290,011 and $70,582 for the years ended December 31, 1997 and 1996, respectively.



                 SEE ACCOMPANYING INDEPENDENT AUDITOR'S REPORT

================================================================================

                             JACK OF ALL GAMES, INC.

                               (AN S CORPORATION)

                          NOTES TO FINANCIAL STATEMENTS

--------------------------------------------------------------------------------
--------------------------------------------------------------------------------

Note 14: Investment In Joint Venture

         At December 31, 1996, the Company had a 55% interest in a joint venture with another distributor for the sale of specialty toy merchandise. Pertinent financial information for the joint venture as of December 31, 1996 was as follows:

         Balance Sheet:

             Assets:

                 Cash..........................................  503,884
                 Accounts receivable...........................  312,485
                 Inventory.....................................   40,775
                                                               ---------

                      TOTAL ASSETS.............................  857,144
                                                               =========

             Liabilities:

                 Accounts payable..............................  613,702

             Members' capital..................................  243,442
                                                               ---------

                      TOTAL LIABILITIES AND
                          MEMBERS' CAPITAL.....................  857,144
                                                               =========

         Net income for the year ..............................  243,442
         Company's interest....................................       55%
                                                               ---------

         Company's share of net income for the year............  133,893
                                                               =========

         The joint venture was dissolved in January, 1997 and the members' capital was distributed.


                 SEE ACCOMPANYING INDEPENDENT AUDITOR'S REPORT

Unaudited Pro Forma Consolidated Financial Information for the year ended October 31, 1996

The following unaudited pro forma consolidated statement of operations for the year ended October 31, 1996, including the notes thereto, give effect to the acquisition of Jack of All Games, Inc. ("JAG") by Take-Two Interactive Software, Inc. and subsidiaries (the "Company") as if the acquisition had occurred as of November 1, 1995.

On August 31, 1998, the Company acquired all the outstanding stock of JAG. JAG is engaged in the wholesale distribution of interactive software games. To effect the acquisition, all of the outstanding shares of common stock of JAG were exchanged for 2,750,000 shares of restricted common stock of the Company. In addition, the Company granted options to purchase 650,000 shares of common stock to JAG's employees. The acquisition has been accounted for as a pooling of interests in accordance with APB No. 16 and accordingly, the Company's financial statements for the year ended October 31, 1996, have been restated to include the results of operations of JAG.

The unaudited pro forma consolidated statement of operations for the year ended October 31, 1996 has been prepared based on the audited historical consolidated statement of operations of the Company for the year ended October 31, 1996 and the audited historical statement of operations of JAG for the year ended December 31, 1996.

The unaudited pro forma consolidated financial information presented for informational purposes only, is not necessarily indicative of the actual results of operations of the Company that would have been reported if the acquisition of JAG had occurred as of November 1, 1995, nor does such information purport to indicate results of future operations or financial condition. In the opinion of management, all adjustments necessary to present fairly such pro forma financial information have been made to the financial statements, and are reflected in the accompanying notes. The unaudited pro forma consolidated financial information should be read in conjunction with the Company's Annual Report on Form 10-KSB and with the financial statements included in this filing.

                                             Historical                       Pro Forma
                                    ----------------------------    -------------------------------
                                     Company (1)       JAG(2)        Adjustments        As adjusted
                                    ------------    ------------    ------------       ------------
Net sales                           $ 12,529,128    $ 40,522,770    $   (134,700)(3)   $ 52,917,198
Cost of sales                          6,236,703      36,973,578        (134,700)(3)     43,075,581
                                    ------------    ------------    ------------       ------------
       Gross profit                    6,292,425       3,549,192            --            9,841,617

Operating expenses:

    Research and development             718,089            --              --              718,089

    Selling and marketing              2,718,078       1,237,744            --            3,955,822

    General and administrative         1,775,951       1,214,079            --            2,990,030

    Depreciation and amortization        269,523          36,809            --              306,332
                                    ------------    ------------    ------------       ------------
       Total operating expenses        5,481,641       2,488,632            --            7,970,273

       Income from operations            810,784       1,060,560            --            1,871,344

Interest and other expenses, net         232,095          67,901            --              299,996
                                    ------------    ------------    ------------       ------------

       Income before income taxes        578,689         992,659            --            1,571,348

Provision for income taxes                29,049            --              --               29,049
                                    ------------    ------------    ------------       ------------

       Net income                        549,640         992,659            --            1,542,299

Preferred dividends                      (17,532)           --              --              (17,532)

Distributions paid to S corporation
  shareholders prior to acquisition     (183,034)       (822,766)           --           (1,005,800)
                                    ------------    ------------    ------------       ------------

       Net income  attributable
       to common stockholders'      $    349,074    $    169,893    $       --         $    518,967
                                    ============    ============    ============       ============

Net income per share-Basic                                                             $       0.06

Weighted  average shares
outstanding-Basic                                                               (4)       9,247,664

Net income per share-Diluted                                                           $       0.05

Weighted average shares
outstanding-Diluted                                                             (5)      10,421,064




     Notes to Unaudited Pro Forma Consolidated Financial Statements for the
                           year ended October 31, 1996

(1) Reflects the Company's audited historical financial statements for the year ended October 31, 1996.

(2) Reflects JAG's audited historical financial statements for the year ended December 31, 1996. Certain operating expenses were reclassed to be consistent with the Company's financial statement presentation. In addition, the distribution paid to S corporation shareholders prior to acquisition includes corporate tax payments. These tax payments were not reclassed because the Company had no federal tax provisions for the period.

(3) Reflects the elimination of inter-company transactions between the Company and JAG.

(4) Reflects the Company's historical weighted average shares outstanding - basic, plus 2,750,000 shares of common stock issued in connection with the acquisition of JAG.

(5) Reflects the Company's historical weighted average shares outstanding - diluted, plus 2,750,000 shares of common stock issued in connection with the acquisition of JAG. The calculation does not include the 650,000 stock options issued in connection with the transaction because their inclusion would be anti-dilutive.

Unaudited Pro Forma Consolidated Financial Information for the year ended October 31, 1997

The following unaudited pro forma consolidated statement of operations for the year ended October 31, 1997, including the notes thereto, give effect to the acquisition of JAG by the Company as if the acquisition had occurred as of November 1, 1995.

On August 31, 1998, the Company acquired all the outstanding stock of JAG. JAG is engaged in the wholesale distribution of interactive software games. To effect the acquisition, all of the outstanding shares of common stock of JAG were exchanged for 2,750,000 shares of restricted common stock of the Company. In addition, the Company granted options to purchase 650,000 shares of common stock to JAG's employees. The acquisition has been accounted for as a pooling of interests in accordance with APB No. 16 and accordingly, the Company's financial statements for the year ended October 31, 1997, have been restated to include the results of operations of JAG.

The unaudited pro forma consolidated statement of operations for the year ended October 31, 1997 has been prepared based on the audited historical consolidated statement of operations of the Company for the year ended October 31, 1997 and the audited historical statement of operations of JAG for the year ended December 31, 1997.

The unaudited pro forma consolidated financial information presented for informational purposes only, is not necessarily indicative of the actual results of operations of the Company that would have been reported if the acquisition of JAG had occurred as of November 1, 1995, nor does such information purport to indicate results of future operations or financial condition. In the opinion of management, all adjustments necessary to present fairly such pro forma financial information have been made to the financial statements, and are reflected in the accompanying notes. The unaudited pro forma consolidated financial information should be read in conjunction with the Company's Annual Report on Form 10-KSB and with the financial statements included in this filing.

                                               Historical                       Pro Forma
                                      ----------------------------    -------------------------------
                                       Company (1)       JAG(2)        Adjustments        As adjusted
                                      ------------    ------------    ------------       ------------
Net sales                             $ 19,014,083    $ 75,318,654    $   (655,775)(3)   $ 93,676,962
Cost of sales                           12,459,189      68,287,074        (655,775)(3)     80,090,488
                                      ------------    ------------    ------------       ------------
       Gross profit                      6,554,894       7,031,580            --           13,586,474

Operating expenses:
    Research and development             1,248,258            --              --            1,248,258
    Selling and marketing                4,203,984       2,614,997            --            6,818,981
    General and administrative           3,385,481       2,142,591            --            5,528,072
    Depreciation and amortization          844,221          97,607            --              941,828
                                      ------------    ------------    ------------       ------------
       Total operating expenses          9,681,944       4,855,195            --           14,537,139

       Income (loss) from               (3,127,050)      2,176,385            --             (950,665)

Interest and other expenses, net         1,016,612         828,908            --            1,845,520
                                      ------------    ------------    ------------       ------------

       Income (loss) before
       income taxes                     (4,143,662)      1,347,477            --           (2,796,185)

Provision for income taxes                  18,421            --              --               18,421
                                      ------------    ------------    ------------       ------------

       Net income (loss)                (4,162,083)      1,347,477            --           (2,814,606)

Preferred dividends                       (135,416)           --              --             (135,416)

Distributions paid to S corporation
 shareholders prior to acquisition        (202,092)       (471,000)           --             (673,092)
                                      ------------    ------------    ------------       ------------

       Net income (loss)
       attributable to
         common stockholders'         $ (4,499,591)   $    876,477    $       --         $ (3,623,114)
                                      ============    ============    ============       ============

Net loss per share-Basic                                                                 $      (0.34)

Weighted  average shares                                                          (4)      10,664,006
outstanding-Basic

Net loss per share-Diluted                                                               $      (0.34)

Weighted average shares
outstanding-Diluted                                                               (5)      10,664,006



     Notes to Unaudited Pro Forma Consolidated Financial Statements for the
                           year ended October 31, 1997

(1) Reflects the Company's audited historical financial statements for the year ended October 31, 1997.

(2) Reflects JAG's audited historical financial statements for the year ended December 31, 1997. Certain operating expenses were reclassed to be consistent with the Company's financial statement presentation. In addition, the distribution paid to S corporation shareholders prior to acquisition includes corporate tax payments. These tax payments were not reclassed because the Company had no federal tax provisions for the period.

(3) Reflects the elimination of inter-company transactions between the Company and JAG.

(4) Reflects the Company's historical weighted average shares outstanding - basic, plus 2,750,000 shares of common stock issued in connection with the acquisition of JAG.

(5) Reflects the Company's historical weighted average shares outstanding - diluted, plus 2,750,000 shares of common stock issued in connection with the acquisition of JAG. The calculation does not include the effect of the 650,000 stock options issued in connection with the transaction because their inclusion would be anti-dilutive.

Unaudited Pro Forma Consolidated Financial Information as of and for the nine months ended July 31, 1998

The following unaudited pro forma consolidated balance sheet as of July 31, 1998 and the related consolidated statement of operations for the nine months then ended, including the notes thereto, give effect to the acquisition of JAG by the Company as if the acquisition had occurred as of November 1, 1995.

On August 31, 1998, the Company acquired all the outstanding stock of JAG. JAG is engaged in the wholesale distribution of interactive software games. To effect the acquisition, all of the outstanding shares of common stock of JAG were exchanged for 2,750,000 shares of restricted common stock of the Company. In addition, the Company granted options to purchase 650,000 shares of common stock to JAG's employees. The acquisition has been accounted for as a pooling of interests in accordance with APB No. 16 and accordingly, the Company's financial statements for the nine months ended July 31, 1998, have been restated to include the results of operations of JAG.

The unaudited pro forma consolidated balance sheet as of July 31, 1998 and the related consolidated statement of operations for the nine months then ended has been prepared based on the unaudited historical consolidated financial statements of the Company as reported in the Company's Form 10Q-SB for the quarter ended July 31, 1998 and the unaudited financial statements of JAG for the period from November 1, 1997 to July 31, 1998. As a result, JAG's unaudited net sales of $23,893,108 and net income attributable to common stockholders' of $431,527 for the period November 1, 1997 through December 31, 1997 have been included in both the unaudited pro forma consolidated financial statements for the year ended October 31, 1997 and for the nine months ended July 31, 1998.

The unaudited pro forma consolidated financial information presented for informational purposes only, is not necessarily indicative of the actual results of operations of the Company that would have been reported if the acquisition of JAG had occurred as of November 1, 1995, nor does such information purport to indicate results of future operations or financial condition. In the opinion of management, all adjustments necessary to present fairly such pro forma financial information have been made to the financial statements, and are reflected in the accompanying notes. The unaudited pro forma consolidated financial information should be read in conjunction with the Company's Annual Report on Form 10-KSB and with the financial statements included in this filing.

                                                                    Historical                    Pro Forma
                                                           ----------------------------   ----------------------------
                                                            Company (1)       JAG(2)       Adjustments     As adjusted
                                                           ------------    ------------   ------------    ------------
Current assets:
    Cash & cash equivalents                                $    194,444    $        609   $       --      $    197,053
    Accounts receivable, net                                 12,773,174      11,523,544           --        24,296,718
    Inventories                                               5,342,430      15,969,235           --        21,311,665
    Prepaid royalties                                        12,203,022            --             --        12,203,022
    Distribution  advance                                     5,000,000            --             --         5,000,000
    Prepaid expenses and other current assets                 2,632,684         586,508           --         3,219,192
                                                           ------------    ------------   ------------    ------------
       Total current assets                                  38,147,754      28,079,896                     66,227,650

Fixed assets, net                                             1,553,629         420,398           --         1,974,027
Prepaid royalties                                               257,500            --             --           257,500
Capitalized software development costs, net                   2,013,695            --             --         2,013,695
Intangibles, net                                              7,799,078            --             --         7,799,078
Other assets, net                                                30,555           3,356           --            33,911
                                                           ------------    ------------   ------------    ------------
    Total assets                                           $ 49,802,211    $ 28,503,650   $       --      $ 78,305,861
                                                           ============    ============   ============    ============

Current liabilities:
    Current portion of notes payable due to
    related parties, net                                   $    207,606    $       --     $       --      $    207,606
    Current portion of capital lease
    obligation                                                   76,489            --             --            76,489
    Lines of credit, current portion                          5,921,321      16,199,054           --        22,120,375
    Accounts payable                                          5,546,777       7,251,629           --        12,798,406
    Accrued expenses                                          5,392,940         878,318           --         6,271,258
    Due to related parties                                       37,597            --             --            37,597
    Advances-principally distributors                           311,999            --             --           311,999
                                                           ------------    ------------   ------------    ------------
       Total current liabilities                             17,494,729      24,329,001           --        41,823,730

Line of credit                                                  123,499       2,018,736           --         2,142,235
Notes payable due to related parties, net of discount            20,188            --             --            20,188
Capital lease obligation, net of current portion                113,540            --             --           113,540
Other liabilities                                                24,999            --             --            24,999
                                                           ------------    ------------   ------------    ------------
             Total liabilities                               17,776,955      26,347,737           --        44,124,692
                                                           ------------    ------------   ------------    ------------

Stockholders' equity:
    Preferred stock, Series A; par value
       $.01 per share; 1,850,000 shares
       authorized and outstanding                                18,500            --             --            18,500
    Common stock, par value $.01 per share;
       50,000,000 shares Authorized;
       14,380,392 shares issued and outstanding
       For JAG, no par value; $10 stated value;
       750 shares authorized; 100 shares issued
       and outstanding                                          116,304           1,000         26,500 (3)     143,804
    Additional paid-in-capital                               35,533,841            --          (26,500)(3)  35,507,341
    Deferred compensation                                      (254,407)           --             --          (254,407)
    Accumulated deficit                                      (3,815,314)      2,154,913           --        (1,660,401)
    Foreign currency translation adjustment                     426,332            --             --           426,332
                                                           ------------    ------------   ------------    ------------
       Total stockholders' equity                            32,025,256       2,155,913           --        34,181,169
                                                           ------------    ------------   ------------    ------------
       Total liabilities and stockholders'
       equity                                              $ 49,802,211    $ 28,503,650   $       --      $ 78,305,861
                                                           ============    ============   ============    ============



          Notes to Unaudited Pro Forma Consolidated Balance Sheet as of
                                  July 31, 1998

(1) Reflects the Company's unaudited historical balance sheet as of July 31, 1998.

(2)  Reflects JAG's unaudited historical balance sheet as of July 31, 1998.

(3) Reflects the adjusting entry for the 2,750,000 shares issued in connection with the acquisition of JAG.

                                                  Historical                         Pro Forma
                                        -----------------------------    ---------------------------------
                                         Company (1)        JAG(2)        Adjustments         As adjusted
                                        -------------   -------------    -------------       -------------

Net sales                               $  66,897,030   $  62,714,770    $  (1,760,747)(3)   $ 127,851,053
Cost of sales                              44,013,992      55,667,060       (1,760,747)(3)      97,920,305
                                        -------------   -------------    -------------       -------------
       Gross profit                        22,883,038       7,047,710             --            29,930,748

Operating expenses:
    Research and development                1,351,737            --               --             1,351,737
    Selling and marketing                   9,091,789       2,707,440             --            11,799,229
    General and administrative              7,037,313       1,892,014             --             8,929,327
    Depreciation and amortization           1,090,045         100,268             --             1,190,313
                                        -------------   -------------    -------------       -------------
       Total operating expenses            18,570,884       4,699,722             --            23,270,606

       Income  from operations              4,312,154       2,347,988             --             6,660,142

Loss on termination of capital
lease                                         225,395            --               --               225,395

Interest and other expenses, net            1,946,861       1,160,743             --             3,107,604
                                        -------------   -------------    -------------       -------------

       Income before income taxes           2,139,898       1,187,245             --             3,327,143

Provision for income taxes                    104,503            --               --               104,503
                                        -------------   -------------    -------------       -------------

       Net income                           2,035,395       1,187,245             --             3,222,640

Distributions paid to S corporation
    Shareholders prior to acquisition            --          (571,000)            --              (571,000)
                                        -------------   -------------    -------------       -------------

      Net Income before
      extraordinary gain on
      early extinguishment of debt          2,035,395         616,245             --             2,651,640

Extraordinary gain  on early
extinguishment of Debt                         62,647            --               --                62,647
                                        -------------   -------------    -------------       -------------

       Net income attributable
       to common Stockholders'          $   2,098,042   $     616,245    $        --         $   2,714,287
                                        =============   =============    =============       =============

Net income per share - Basic                                                                 $        0.21

Weighted average shares
outstanding-Basic                                                                     (4)       12,800.083

Net income per share - Diluted                                                               $        0.17

Weighted average shares
outstanding-Diluted                                                                   (5)       15,545,733



    Notes to Unaudited Pro Forma Consolidated Statement of Operations for the
                         nine months ended July 31, 1998

(1) Reflects the Company's unaudited historical Statement of Operations for the nine months ended July 31, 1998.

(2) Reflects JAG's unaudited historical Statement of Operations for the period November 1, 1997 to July 31, 1998. Certain operating expenses were reclassed to be consistent with the Company's financial statement presentation. In addition, the distribution paid to S corporation shareholders prior to acquisition includes corporate tax payments. These tax payments were not reclassed because the Company had no federal tax provisions for the period.

(3) Reflects the elimination of inter-company transactions between the Company and JAG.

(4) Reflects the Company's historical weighted average shares outstanding - basic, plus 2,750,000 shares of common stock issued in connection with the acquisition of JAG.

(5) Reflects the Company's historical weighted average shares outstanding - diluted, plus 2,750,000 shares of common stock and the dilutive effect of the 650,000 stock options issued in connection with the acquisition of JAG.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.


Dated: November 13, 1998



                                            Take-Two Interactive Software, Inc.



                                            By: /s/ Ryan A. Brant